First Financial Northwest, Inc.

unique. innovative. solutions.


Right Away
First Financial
Northwest Bank
First Financial
Northwest Bank
March 2019

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

NASDAQ : FFNW

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
unique. innovative. solutions.
First Financial
Northwest Bank

Company Highlights

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Converted to a Bank Holding Co. – 3/31/2015
- All time high stock price $21.81 – 6/8/18
- All time low stock price $3.25 – 11/30/10
- **Closing stock price $16.22 – 02/28/19**

Community Bank: First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Contemporary/Innovative Offices and Efficient Operations

- De novo expansion: Mill Creek (2015), Edmonds and The Landing in Renton (2016), Bellevue (2017), The Junction in Bothell (Q2 2018), and Kent Station (Q1 2019)
- Acquired 4 strategically located branches from Opus Bank in Q3 2017: Clearview, Smokey Point, Lake Stevens (Snohomish County) and Woodinville (King County)

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	6	31
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	5	30
Randy T. Riffle	EVP, Chief Credit Officer	12/31/2018	20
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	15	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	4	35
Simon Soh	SVP, Chief Credit Officer (FFNWB)	8	29

Over 26 Years Average Experience

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper


Everett
Seattle
Tacoma
Olympia
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Crossroads
Renton – The Landing
Renton - Headquarters
Kent Station

First Financial Northwest, Inc.

Branch Experience

Technology Centered Branch Concept






First Financial
Northwest Bank


First Financial
Northwest Bank


innovative




First Financial
Northwest Bank


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More


Edmonds
Arts & Culture Calendar

Best Branch Experience Award



First Financial Northwest Bank, Best Branch Experience (small/medium bank)*

The Best in Bank Customer Experience Awards
honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Local Economy

Largest Office Occupiers in Puget Sound

Company	Square Feet Occupied
amazon	13.25 million
Microsoft	13.09 million
BOEING	5.82 million
Starbucks	1.35 million
facebook	1.23 million
Google	1.03 million
wework	902,000
T-Mobile	882,000
f5	813,729

HQ, TOO

4,500 Amazon has said it plans to have 4,500 employees in Bellevue by 2020

6,900 Company already leases enough square footage for 6,900 employees

3.9M PSBJ estimates eventually could have 3.9 million square feet in Bellevue

25,826 Or enough space for 25,826 employees

Google

2M Google is working on 2 million square feet of space through several projects in the region

Giants of Silicon Valley Are Coming

facebook

4M A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

Apple Inc.

1,000 Apple plans to reach 1,000 employees in Seattle by 2022

350K Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018; HQ, TOO, PSBJ, February 22, 2019

Boeing Renton Represents 80% of Backlog

		Total Unfilled Orders Through January 2019	**5,948**
Model Series	**Orders**	**Deliveries**	**Unfilled**
737 MAX	5,011	350	4,661
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	5,675	5,585	90
Boeing Business Jets (BBJ, BBJ2)	144	141	3
		Total Unfilled Orders for 737 Model Series	**4,754**

The 737…The Most Successful Commercial Aircraft in the History of Aviation

Every 1.9 Seconds, a 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton

Source: Boeing.com



Current Performance


737

First Boeing 737 Max 7 takes off
from Renton Municipal Airport
March 18, 2018

Key Financial Ratios

Recent Branch Expansion is Temporarily Driving Increased Costs

At or For the Quarter Ended

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Performance Ratios:					
Return on assets	0.69%	0.90%	1.01%	2.28%	0.80%
Return on equity	5.54	7.17	8.28	19.16	6.70
Equity-to-assets ratio	12.28	12.53	12.46	12.13	11.79
Net interest margin	3.41	3.46	3.50	3.88	3.65
Efficiency ratio	72.18	66.06	69.38	60.42	66.69
Noninterest expense/average total assets	2.49	2.33	2.44	2.34	2.34
Capital Ratios: (1)					
Tier 1 leverage ratio	10.37%	10.37%	10.22%	10.44%	10.20%
Total capital ratio	14.68	14.83	14.47	14.38	13.77
Asset Quality Ratios: (2)					
Nonperforming assets/total assets	0.10%	0.08%	0.05%	0.05%	0.05%
ALLL as a percent of total loans	1.29	1.30	1.27	1.31	1.28
Yields and Costs:					
Yield on Loans	5.13%	5.05%	5.00%	5.37%	5.05%
Cost of interest-bearing deposits	1.61	1.40	1.22	1.15	1.08

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

Consolidated Income and Total Assets

Quarter Ended (Dollars in thousands)

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
Net interest income	$ 10,003	$ 10,059	$ 10,129	$ 10,984	$ 10,388
Provision (recapture of provision) for loan losses	200	200	(400)	(4,000)	(1,200)
Net interest income after (recapture) provision	9,803	9,859	10,529	14,984	11,588
Total noninterest income [(1)]	728	841	663	646	211
Total noninterest expense	7,746	7,201	7,487	7,027	7,069
Income before federal income tax provision	2,785	3,499	3,705	8,603	4,730
Federal income tax provision [(2)]	622	707	603	1,761	2,324
Net income	$ 2,163	$ 2,792	$ 3,102	$ 6,842	$ 2,406
Total assets	$ 1,252,424	$ 1,234,859	$ 1,224,065	$ 1,226,358	$ 1,210,229
Book value per share	$ 14.35	$ 14.17	$ 13.97	$ 13.80	$ 13.27
Tangible book value per share	14.17	13.99	13.78	13.60	13.07

(1) Following the passage of the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Act"), the Company restructured a portion of its investment portfolio by selling fixed-rate securities in a loss position and purchasing adjustable rate securities, incurring a $670,000 loss on sale during the quarter ended December 31, 2017.
(2) Also related to the Tax Act, the Company recorded a charge of $807,000 through its federal income tax provision for the quarter ended December 31, 2017, related to the Company's net deferred tax asset revaluation as a result of the new lower enacted corporate federal income tax rates.

Interest Rate Risk Management

Net Interest Income Change at September 30, 2016			
Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	31,389	-9.81%
+200	$	32,553	-6.46%
+100	$	33,734	-3.07%
Base	$	34,802	—
-100	$	35,465	1.91%

Net Interest Income Change at September 30, 2018			
Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	37,472	1.22%
+200	$	37,279	0.70%
+100	$	37,184	0.44%
Base	$	37,020	—
-100	$	36,716	-0.82%
-200	$	36,301	-1.94%

*These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and September 30, 2018, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. See associated Form 10-K or 10-Q for various assumptions used in this modeling.

Composition of Deposits

(excludes Bank-Owned and Brokered Deposits*)

12/31/2012

Total Deposit Base: $665.7M


3.3%
Checking
$22.0M
2.7%
Savings
$18.3M
24.3%
MMAs
$161.7M
69.7%
CDs
$463.7M

Impact of New Branches – Growth in Core Deposits

12/31/2016

Total Deposit Base: $642.0M


Checking
$52.0M
8.1%
Savings
$28.3M
4.4%
CDs
$356.7M
55.6%
MMAs
$205.0M
31.9%

12/31/2017

Total Deposit Base: $764.0M


Checking
$83.7M
11.0%
Savings
$28.4M
3.7%
CDs
$333.3M
43.6%
MMAs
$318.6M
41.7%

12/31/2018

Total Deposit Base: $841.2M


Checking
$86.2M
10.3%
Savings
$24.8M
2.9%
CDs
$391.2M
46.5%
MMAs
$339.0M
40.3%

* Brokered Deposits were $97.8 million at 12/31/18 , $75.5 million at 12/31/17 and 12/31/16, and none at 12/31/12.

First Financial Northwest, Inc.

Branch Expansion Strategy

Expand geographical footprint to grow core deposits and diversify mix

Location	County	Type	Opened	Deposits (in thousands)				
				12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
Renton	King	HQ	1923	$597,732	$596,770	$567,352	$603,310	$616,125
Mill Creek	Snohomish	*De Novo*	Q3 2015	$24,984	$25,546	$24,278	$25,026	$28,165
Edmonds	Snohomish	*De Novo*	Q1 2016	$24,957	$26,348	$29,065	$33,953	$36,685
The Landing Renton	King	*De Novo*	Q3 2016	$22,445	$23,822	$22,585	$30,028	$31,537
Crossroads/Bellevue	King	*De Novo*	Q2 2017	$20,876	$39,654	$37,451	$37,315	$41,669
Woodinville (1)	King	Acquired	Q3 2017	$33,312	$33,615	$33,449	$33,095	$31,923
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	$17,571	$17,328	$16,771	$17,655	$17,979
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	$8,644	$9,169	$9,677	$11,846	$11,115
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	$13,493	$15,398	$16,044	$17,690	$19,912
The Junction Bothell (2)	King	*De Novo*	Q2 2018	--	$31	$592	$4,278	$6,097
Brokered Deposits				$75,488	$75,488	$75,488	$97,825	$97,825
			Total	**$839,502**	**$863,229**	**$832,752**	**$916,279**	**$939,032**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustments.
(2) The Junction Bothell opened April 9, 2018.

Retail Branch Fee Income

(in thousands)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2014
2015
2016
2017
2018
$181
$391
$1,074
$1,365
$1,292
$183
$813
$919
$611
$181
$208
$261
$446
$681
Deposit related fees
Wealth management revenue*
Total retail branch fee income

* The Bank began offering wealth management services during the second quarter of 2015.

Loan Portfolio/Asset Quality







First Financial Northwest, Inc.

Total Loan Portfolio

Net loans receivable were $1.02Bn at December 31, 2018



Net CRE Concentration
451.8% of Adjusted Capital*
Business & Consumer $43.5M 3.7%
Construction/Land Development $195.3M 17.4%
1-4 Family $342.0M 30.5%
CRE $373.8M 33.3%
Multifamily $169.4M 15.1%

*Bank only at December 31, 2018

First Financial Northwest, Inc.

Nonperforming Loans & Assets



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.21%
2.79%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
Total Delinquent (>30 days) Loans
$223,000 at December 31, 2018
Includes TDRs as reported
by SNL Financial
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
0.02%
0.05%
0.02%
0.05%
0.05%
0.08%
0.07%
0.10%
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

Historical Industry Annual Loan Net Charge-Off Rates

C&I Loan Net Charge-Offs More Than Multifamily and CRE Loans Combined



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.0%
1.3%
1.3%
0.5%
0.1%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Annual Net Charge-Off Rates (29-Year Average, 1990-2018)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.34%	0.36%	0.86%	1.07%	0.60%

Source: Compiled from FDIC Quarterly Banking Profile statistics

First Financial Northwest, Inc.


unique.
innovative.
solutions.
First Financial
Northwest, Inc.
Nasdaq
BROADWAY
@Nasdaq

Stock Performance

FFNW Ownership Summary

Approximately 47% Institutional / 4% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	917,300	-129	8.56%	14,190,631	12-31-2018	13F
Renaissance Technologies LLC	649,000	-57,120	6.06%	10,040,030	12-31-2018	13F
BlackRock Institutional Trust Company, N.A.	637,607	-7,228	5.95%	9,863,780	12-31-2018	13F
The Vanguard Group, Inc.	360,664	3,562	3.37%	5,579,472	12-31-2018	13F
Thomson Horstmann & Bryant, Inc.	258,809	-41,190	2.42%	4,003,775	12-31-2018	13F
Context BH Capital Management, LP	193,124	382	1.80%	2,987,628	12-31-2018	13F
State Street Global Advisors (US)	164,849	-7,778	1.54%	2,550,214	12-31-2018	13F
Numeric Investors LLC	145,809	-18,426	1.36%	2,255,665	12-31-2018	13F
Bridgeway Capital Management, Inc.	119,982	0	1.12%	1,856,122	12-31-2018	13F
BlackRock Financial Management, Inc.	117,118	23,904	1.09%	1,811,815	12-31-2018	13F
Bank of America Merrill Lynch (US)	112,463	-265	1.05%	1,739,803	12-31-2018	13F
Northern Trust Investments, Inc.	88,967	3,509	0.83%	1,376,319	12-31-2018	13F
Geode Capital Management, L.L.C.	83,040	3,501	0.78%	1,284,629	12-31-2018	13F
BlackRock Investment Management (UK) Ltd.	76,512	0	0.71%	1,183,641	12-31-2018	13F
Mellon Investments Corporation	70,249	1,653	0.66%	1,086,752	12-31-2018	13F
LSV Asset Management	64,849	0	0.61%	1,003,214	12-31-2018	13F
PanAgora Asset Management Inc.	63,849	-7,446	0.60%	987,744	12-31-2018	13F
Hillsdale Investment Management Inc.	56,400	-16,000	0.53%	872,508	12-31-2018	13F
Morgan Stanley & Co. LLC	49,285	-20,484	0.46%	762,439	12-31-2018	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,068,273	-92,318	9.97%	16,526,183	12-31-2018	13G
First Financial Northwest Foundation	1,010,000	-40,000	9.43%	15,624,700	12-31-2018	13D
Lee Joann E	91,910	0	*	1,421,848	12-31-2018	Form 4
Faull Gary F	71,235	0	*	1,102,005	12-31-2018	Form 4
Padrick Kevin	46,374	44,842	*	717,406	12-31-2018	Form 4
Kiley Joseph W III	32,525	0	*	503,162	12-31-2018	Form 4
Soh Simon	26,555	0	*	410,806	12-31-2018	Form 4
Clariza Ronnie J	20,288	0	*	313,855	12-31-2018	Form 4
Jacobson Richard P	17,862	0	*	276,325	12-31-2018	Form 4
Stevens Daniel L	8,113	0	*	125,508	12-31-2018	Form 4

*Less than 2% of shares outstanding

Total Return – FFNW vs. KRX

12/31/2012 to 1/22/2019


FFNW Outperforming KRX
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
128%
104%
FFNW (+128%)
KRX (+104%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

First Financial Northwest, Inc.

FFNW Historical Share Repurchase Program



Discount to Book Value
Discount to VWAP
2013
Total Shares Rep.:
2,728,018
Total Shares Rep. / ADTV:
47.9x
2014
Total Shares Rep.:
1,594,033
Total Shares Rep. / ADTV:
34.4x
2015
Total Shares Rep.:
1,521,817
Total Shares Rep. / ADTV:
38.5x
2016
Total Shares Rep.:
2,864,389
Total Shares Rep. / ADTV:
64.7x
2017
Total Shares Rep.:
326,800
Total Shares Rep. / ADTV:
11.3x
2018
Total Shares Rep.:
203,900
Total Shares Rep. / ADTV:
7.9x
Shares Repurchased (mm)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased (mm)	Repurchase Price ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2.728	$10.30	$9.99	3.0%	47.9x	0.92x
2014	1.594	$11.00	$10.78	2.1%	34.4x	0.92x
2015	1.5218	$12.25	$12.32	(0.6)%	38.5x	0.99x
2016	2.8644	$14.08	$14.75	(4.5)%	64.7x	1.11x
2017	0.3268	$15.99	$17.75	(9.9)%	11.3x	1.22x
2018	0.2039	$15.43	$17.71	(12.9)%	7.9x	1.09x

Note: Daily closing volume weighted average price for the year indicated.
Source: SNL Financial and Company documents as of 12/31/2018.

Current Stock Repurchase Plan

- During the year ended December 31, 2018, the company repurchased 203,900 shares of its common stock at an average price of $15.43 per share under a stock repurchase plan
- The plan authorizes repurchase of up to 550,000 shares of the Company's common stock, or approximately 5% of its outstanding shares
- The plan commenced on November 5, 2018, and will expire no later than May 3, 2019
- Repurchases will be conducted in accordance with guidelines specified under Rule 10b-1

Strategic Initiatives




First Financial
Northwest Bank
unique. innovative. sol





Strategic Initiatives - Ongoing

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy
- Branch expansion strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, growing and diversifying the deposit mix
- 11th branch opened at Kent Station in Q1 2019
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Strategic Initiatives - Recent

Target 10% Annual Growth

Credit Culture

Standardize, shorten and modernize end-to-end processes/credit culture to enhance the customer experience and create a competitive advantage for our sales teams

New Market Niches

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Small Business Lending *Launched in 2019*

- Create SBA department with goal of achieving preferred SBA status by 2020
- Enhance and grow organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)
- Establish a Doctor/Dentist program to align with Chinese-American, Wealth Management, Residential Lending and SBA strategies

Aircraft Lending *Restructured Products and Platform in 2019*

- Lending based upon a predominantly asset centered model on very specific type/model of aircraft historically proven to maintain value.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District – Middle / High Schools
YWCA
Renton Area Youth & Family Services
Clothes for Kids
Refugee Women's Alliance (ReWA)
Habitat for Humanity
Dream Dinners
Snohomish County Legal Services
Vine Maple Place

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 7.9 average CRA qualified hours per employee in 2018


First Financial
Northwest Bank
Right Away
Thank You

First Financial Northwest, Inc.